                                                                   EXHIBIT 10(v)

                 AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

                  This AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") dated as of February 18, 2004 is by and among the financial institutions listed on the signature pages hereto (the "LENDERS"), Congress Financial Corporation (Central), as agent for the Lenders ("AGENT"), and JII LLC, a Delaware limited liability company ("BORROWER").

                                R E C I T A L S:

                  WHEREAS, Agent, Lenders and Borrower are parties to that certain Loan and Security Agreement dated as of August 16, 2001 (as amended, the "LOAN AGREEMENT"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement as, amended hereby); and

                  WHEREAS, the parties hereto desire to amend the Loan Agreement pursuant to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Loan Agreement. Immediately upon the satisfaction of each of the applicable conditions precedent set forth in Section 2 of this Amendment, the following amendments to the Loan Agreement shall become effective as of the date hereof:

                  (a) Section 1 of the Loan Agreement is hereby amended by adding the following new definition of "Net Proceeds of Asset Sales" in its proper alphabetical order to read as follows:

                      "Net Proceeds of Asset Sales" shall mean the aggregate amount of all "Net Proceeds" of "Asset Sales" applied by JII Holdings, LLC or any of its "Restricted Subsidiaries" since February 18, 2004 to repay any term "Indebtedness" under a "Credit Facility" or to repay any revolving credit "Indebtedness" under a "Credit Facility" pursuant to
                      Section 4.10 of the Senior Secured Note Indenture (as such quoted terms are defined in the Senior Secured Note Indenture).

                  (b) Section 1 of the Loan Agreement is hereby amended by adding the following new definition of "Senior Secured Note Indenture" in its proper alphabetical order to read as follows:

                      "Senior Secured Note Indenture" shall mean that certain Indenture dated as of February 18, 2004 among JII Holdings, LLC and JII Holdings Finance Corporation ("Issuers"), Parent as initial guarantor and U.S. Bank

                      National Association, as trustee, pertaining to the Issuers' 13% Senior Secured Notes due 2007.

                  (c) The definition of "Bond Documents" set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:

                      "Bond Documents" shall mean, collectively, (i) the Indenture dated as of July 25, 1997 between the Parent and First Trust National Association, as trustee, pertaining to the Parent's 10% Senior Notes due 2007, (ii) the Indenture dated as of March 22, 1999 between the Parent and U.S. Bank Trust National Association, as trustee, pertaining to the Parent's 10% Senior Notes due 2007,
                      (iii) the Indenture dated as of April 2, 1997 between the Parent and First Trust National Association, as trustee, pertaining to the Parent's 11 3/4% Subordinated Discount Debentures due 2009, and (iv) the Senior Secured Notes Indenture, in each case above, as amended, modified, supplemented, restated, refinanced or replaced from time to time.

                  (d) The definition of "Change of Control" set forth in Section 1 of the Loan Agreement is hereby amended by deleting the language "the failure of Parent to own all of the Capital Stock of Borrower" as set forth in clause
(d) of such definition and replacing such language with the following:

                      "the failure of Parent to own all the Capital Stock of JII Holdings, LLC, the failure of JII Holdings, LLC to own all of the Capital Stock of Borrower".

                  (e) The definition of "Credit Party" set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:

                      "Credit Party" shall mean Parent, JII Holdings, LLC, JII Holdings Finance Corporation, Borrower and each of Borrower's Restricted Subsidiaries.

                  (f) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:

                      "Fixed Charge Coverage Ratio" shall mean, with respect to Borrower and its Restricted Subsidiaries on a consolidated Pro-Forma Basis for any fiscal period, the ratio of (a) EBITDA plus cash generated and used to fund the reductions to the Loans and Letter of Credit Obligations (including the cash collateralization thereof) pursuant to Section
                      9.24 hereof to (b) Fixed Charges.

                  (g) The definition of "Maximum Credit" set forth in Section 1 of the Loan Agreement is hereby amended and restated to read as follows:

                      "Maximum Credit" shall mean (i) from and after February 18, 2004 through and including August 31, 2004, $95,000,000, (ii) from and after September 1, 2004 through and including May 31, 2005, $75,000,000, (iii) from and after June 1, 2005 through and including February 28, 2006, $55,000,000, and (iv) from and after March 1, 2006,
                      $45,000,000, in each case above less seventy-five percent (75%) of the Net Proceeds of Asset Sales (provided that the Maximum Credit in any event shall not be less than $45,000,000).

                  (h) The definition of "Trigger Event" set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                      "Trigger Event" shall mean, at any time, (a) an Event of Default shall have occurred, (b) Excess Availability shall be less than (i) $10,000,000 on any date prior to June 30, 2004 or (ii) $15,000,000 on any date on and after June 30, 2004 or (c) Borrower fails to comply with Section 9.24 hereof. A Trigger Event occurring under clause (a) above shall remain in effect until Agent and the applicable Lenders under Section 11.3 hereof waive such Event of Default in writing. A Trigger Event occurring under clause
                      (b) above shall remain in effect until Agent waives such Trigger Event in writing. A Trigger Event occurring under clause (c) above shall remain in effect until Agent and the Required Lenders waive such Trigger Event in writing.

                  (i) Section 3.2 of the Loan Agreement is hereby amended by adding a new clause (c) therein as follows:

                      (c) Borrower agrees to pay to Agent, for the account of
                          Lenders, an annual fee of $50,000, payable on each anniversary of the date of this Agreement, commencing on August 16, 2004.

                  (j) Section 4.2 of the Loan Agreement is hereby amended by (i) deleting "; and" at the end of clause (b), (ii) deleting "." at the end of clause (c) and inserting "; and" in place thereof and (iii) adding a new clause
(d) as follows:

                      (d) Borrower shall have received the prior written consent of Agent and the Required Lenders at any time when a requested Loan or Letter of Credit Accommodation would cause all outstanding Loans and Letter of Credit

                          Accommodation to exceed (i) $80,000,000 from and after February 18, 2004 through and including August 31, 2004, (ii) $60,000,000 from and after September 1, 2004 through and including May 31, 2005, (iii) $40,000,000 from and after June 1, 2005 through and including February 28, 2006 and (iv) $30,000,000 from and after March 1, 2006, in each case above less seventy-five percent (75%) of the Net Proceeds of Asset Sales (provided, that the amount set forth in any of clauses (i) - (iv) above shall not be less than $30,000,000).

                  (k) Section 9.8 of the Loan Agreement is hereby amended by (i) deleting "; and" at the end of subsection (k), (ii) deleting "." at the end of subsection (l) and inserting in place thereof "; and" and (iii) adding a new subsection (m) as follows:

                      (m) the junior liens securing the Indebtedness under the
                          Senior Secured Note Indenture so long as such liens remain subject to the Intercreditor Agreement as defined in the Senior Note Indenture and in effect on the date hereof or such other inter-creditor agreement in form and substance satisfactory to Agent.

                  (l) Section 9.17 of the Loan Agreement is hereby amended by adding a new sentence to the end of Section 9.17 to read as follows:

                          "Neither the Intercreditor Agreement (as defined in the Senior Secured Note Indenture as in effect on the date hereof) nor the Senior Secured Note Indenture may be amended or otherwise modified without the prior written consent of Agent and the Required Lenders."

                  (m) Section 9.18 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  9.18 EBITDA. At any time that a Trigger Event exists, Borrower shall at the end of each fiscal quarter set forth below (including at the end of the fiscal quarter immediately prior to a Trigger Event) have EBITDA for the 12-month period then ended of at least the following amounts for such fiscal quarter:

                          Fiscal Quarter Ending:                     EBITDA:
                          ---------------------                      ------

                          March 31, 2004                             $27,370,000
                          June 30, 2004                              $29,944,000
                          September 30, 2004                         $30,058,000
                          December 31, 2004                          $31,885,000
                          March 31, 2005                             $32,215,000
                          June 30, 2005                              $33,238,000
                          September 30, 2005                         $34,000,000
                          December 31, 2005 and each
                          fiscal quarter thereafter                  $34,500,000

                  (n) Section 9 of the Loan Agreement is hereby amended by adding a new subsection 9.24 thereto as follows:

                  9.24 Mandatory Loan Reductions. On each of August 1, 2004, May 1, 2005 and February 1, 2006, Borrower shall have reduced the outstanding amount of Loans and Letter of Credit Accommodations (including the cash collateralization thereof) to an amount equal to $60,000,000, $40,000,000 and $30,000,000 respectively, in each case less seventy-five percent (75%) of the Net Proceeds of Asset Sales (provided, that in no event shall any such amount be less than $30,000,000); provided, that in each case such reductions (or cash collateralization) shall be with proceeds of capital contributions made to Borrower or from proceeds of asset sales generated by Parent so long as such assets are not from Borrower or any Restricted Subsidiary and Borrower shall have provided Agent with an officer's certificate on each date set forth above certifying compliance with this Section 9.24 and detailing the source of cash used to fund the prepayments (or cash collateralization) set forth above. The reduced amount of Loans and Letter of Credit Accommodations shall remain in effect for the remainder of the applicable calendar month. If Borrower does not comply with the terms of this Section 9.24, a Trigger Event shall be deemed to have occurred.

                  (o) Section 9 of the Loan Agreement is hereby amended by adding a new subsection 9.25 thereto as follows:

                  9.25 Indenture Indebtedness Cap. Borrower shall not, at any time, have outstanding Obligations under this Agreement in breach of the cap on Indebtedness contained in Section 4.09(b)(1)(A) of the Senior Secured Note Indenture as in effect on the date hereof without the prior written consent of Agent and Required Lenders.

                  (p) Section 10.1(c) of the Loan Agreement is amended by amending and restating clause (i) of Section 10.1(c) to read as follows:

                      (i) a default shall be made in the due observance,
                          performance or compliance with any term, covenant, condition or provision set forth in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, 9.15, 9.16, 9.17, 9.18, 9.19,
                          9.21, 9.22, 9.24 or 9.25 of this Agreement,

                  (q) Section 10.1(i) of the Loan Agreement is amended by amending and restating clause (i) of Section 10.1(i) to read as follows:

                      (i) any default under any Bond Document,

                  (r) Section 13.1(a) of the Loan Agreement is amended by amending and restating the first sentence of Section 13.1(a) to read as follows:

                      (a) This Agreement and the other Financing Agreements
                          shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect until December 27, 2006 (the "Maturity Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof.

                  (s) Section 13.1(c) of the Loan Agreement is amended by amending and restating the first sentence of Section 13.1(c) to read as follows:

                      (c) If for any reason this Agreement is terminated prior
                          to the Maturity Date or the end of the then current renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Agent's and Lender's lost profits as a result thereof, Borrower agrees to pay to Agent for itself and the ratable benefit of Lenders, upon the effective date of such termination, an early termination fee in the amount of (i) three-quarters of one percent (0.75%) of the Maximum Credit then in effect if such termination is effective at any time from February 18, 2004 to and including August 16, 2004, (ii) one-half of one percent (0.5%) of the Maximum Credit then in effect if such termination is effective at any time after August 16, 2004 to and including August 16, 2005 or (iii) one-quarter of one percent (0.25%) of the Maximum Credit then in effect if such termination is effective at any time after August 16, 2005 to and including August 16, 2006.

         Section 2. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions as determined by Agent in its sole discretion:

                  (a) Agent shall have received a duly executed counterpart of this Amendment from Borrower and the Lenders;

                  (b) Agent shall have received a reaffirmation of guaranty from the Parent and each Restricted Subsidiary (as appended hereto);

                  (c) Agent shall have received executed copies of (i) the Senior Secured Note Indenture and all agreements, documents and instruments to be executed in connection therewith and (ii) the Intercreditor Agreement dated February 18, 2004 between Agent and U.S. Bank National Association, both of which shall be in form and substance satisfactory to Agent;

                  (d) Agent shall have received guarantees and pledge agreements in favor of Agent from each of JII Holdings, LLC and JII Holdings Finance Corporation which shall be in form and substance satisfactory to Agent; and

                  (e) Agent shall have received, for the ratable benefit of Lenders party hereto, an amendment fee equal to $150,000 which shall be deemed fully earned and payable on the date hereof and Borrower authorizes Agent to charge such fee to the Revolving Loans of Borrower.

         Section 3. Representations, Warranties and Covenants. In order to induce Agent and Lenders to enter into this Amendment, Borrower represents, warrants and covenants to Agent and Lenders, upon the effectiveness of this Amendment, which representations, warranties and covenants shall survive the execution and delivery of this Amendment that:

                  (a) No Default; etc. No Event of Default and no event or condition which, merely with notice or the passage of time or both, would constitute an Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.

                  (b) Power and Authority; Authorization. Borrower has the limited liability company power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Loan Agreement, as amended by this Amendment, and the execution and delivery by Borrower of this Amendment, and the performance by the Borrower of its obligations hereunder and under the Financing Agreements have been duly authorized by all requisite limited liability company action by Borrower.

                  (c) Execution and Delivery. Borrower has duly executed and delivered this Amendment.

                  (d) Enforceability. This Amendment and the Loan Agreement, as amended by this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

                  (e) Representations and Warranties. All of the representations and warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct in all material respects as of the date hereof after giving effect to this Amendment and the transactions contemplated hereby.

         Section 4. Miscellaneous.

                  (a) Effect; Ratification. Borrower acknowledges that all of the reasonable legal expenses incurred by Agent in connection herewith shall be reimbursable under Section 9.20 of the Loan Agreement. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement or (ii) prejudice any right or rights that Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Counterparts. This Amendment may be executed via facsimile transmission in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute one and the same instrument.

                  (c) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 to Loan and Security Agreement as of the date first above written.

                                         JII LLC, as Borrower

                                         By: /s/ Gordon L. Nelson
                                             -----------------------------------
                                         Name:  Gordon L. Nelson
                                         Title: Senior Vice President

                                         CONGRESS FINANCIAL CORPORATION
                                         (CENTRAL), as Agent

                                         By: /s/ Anthony Vizgirda
                                             -----------------------------------
                                         Name:  Anthony Vizgirda
                                         Title: First Vice President

                                         WACHOVIA BANK NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Mask Fagnani
                                             -----------------------------------
                                         Name:  Mask Fagnani
                                         Title: Executive Vice President

                                         WELLS FARGO FOOTHILL
                                         (f/k/a FOOTHILL CAPITAL CORPORATION),
                                         as a Lender

                                         By: /s/ Eunnie Kim
                                             -----------------------------------
                                         Name:  Eunnie Kim
                                         Title: AVP

                                         LASALLE BUSINESS CREDIT, LLC (successor
                                         by merger to LaSalle Business Credit,
                                         Inc.), as a Lender

                                         By: /s/ Michael Salela
                                             -----------------------------------
                                         Name:  Michael Salela
                                         Title: Vice President

                                   Schedule A



                            REAFFIRMATION TO GUARANTY

                                February __, 2004

Congress Financial Corporation (Central), as Agent
150 S. Wacker Drive
Chicago, Illinois  60606

                  Re:      Guarantee

                  Please refer to (1) the Loan and Security Agreement dated as of August 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), among JII LLC, a Delaware limited liability company ("Borrower"), the lenders party thereto (the "Lenders") and Congress Financial Corporation (Central), as agent ("Agent") for the Lenders, and (2) the Guarantee dated August 16, 2001 (as amended, the "Guarantee") by each of the undersigned in favor of Agent. Pursuant to Amendment No. 5 to Loan Agreement dated as of the date hereof (the "Amendment") among Agent, the Lenders signatory thereto and the Borrower, the Loan Agreement has been amended in accordance with the terms and conditions of the Amendment.

                  Each of the undersigned hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.



                            [Signature Page Follows]

TELE-FLOW, INC.                          ROLITE PLASTICS, INC.
DACCO INTERNATIONAL, INC.                ATCO PRODUCTS, INC.
DACCO/DETROIT OF ARIZONA, INC.           ABC TRANSMISSION PARTS WAREHOUSE, INC.
DACCO/DETROIT OF GEORGIA, INC.           DACCO INCORPORATED
DACCO/DETROIT OF KENTUCKY, INC.          DACCO/DETROIT OF ALABAMA, INC.
DACCO/DETROIT OF MICHIGAN, INC.          DACCO/DETROIT OF CHATTANOOGA, INC.
DACCO/DETROIT OF MISSOURI, INC.          DACCO/DETROIT OF FLORIDA, INC.
DACCO/DETROIT OF NEVADA, INC.            DACCO/DETROIT OF INDIANA, INC.
DACCO/DETROIT OF NORTH CAROLINA, INC.    DACCO/DETROIT OF MEMPHIS, INC.
DACCO/DETROIT OF OKLAHOMA, INC.          DACCO/DETROIT OF MINNESOTA, INC.
DACCO/DETROIT OF SOUTH CAROLINA, INC.    DACCO/DETROIT OF NEBRASKA, INC.
DACCO/DETROIT OF VIRGINIA, INC.          DACCO/DETROIT OF NEW JERSEY, INC.
DETROIT TRANSMISSION PRODUCTS, CO.       DACCO/DETROIT OF OHIO, INC.
JORDAN AUTO AFTERMARKET, INC.            DACCO/DETROIT OF PENNSYLVANIA, INC.
JORDAN SPECIALTY PLASTICS, INC.          DACCO/DETROIT OF TEXAS, INC.
BEEMAK PLASTICS, INC.                    DACCO/DETROIT OF WEST VIRGINIA, INC.
SPL HOLDINGS, INC.                       DACCO/DETROIT OF WISCONSIN, INC.
PAMCO PRINTED TAPE & LABEL CO., INC.     DACCO/DETROIT OF MARYLAND, INC.
SEABOARD FOLDING BOX CORPORATION         NASHVILLE TRANSMISSION PARTS, INC.
                                         ALMA PRODUCTS I, INC.
                                         DEFLECTO CORPORATION
                                         SATE LITE MANUFACTURING COMPANY
                                         VALMARK INDUSTRIES, INC.
                                         JII PROMOTIONS, INC.
                                         WELCOME HOME LLC


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------

                            REAFFIRMATION OF GUARANTY

                                February __, 2004


Congress Financial Corporation (Central),
  as Agent
150 S. Wacker Drive
Chicago, Illinois  60606

                  Re:      Guarantee

                  Please refer to (1) the Loan and Security Agreement dated as of August 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), among JII LLC, a Delaware limited liability company ("Borrower"), the lenders party thereto (the "Lenders") and Congress Financial Corporation (Central), as agent ("Agent") for the Lenders, and (2) the Guarantee dated August 16, 2001 (the "Guarantee") by the undersigned in favor of Agent. Pursuant to Amendment No. 5 to Loan Agreement dated as of the date hereof (the "Amendment") among Agent, the Lenders signatory thereto and the Borrower, the Loan Agreement has been amended in accordance with the terms and conditions of the Amendment.

                  The undersigned hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

                                         JORDAN INDUSTRIES, INC.


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------

                            REAFFIRMATION OF GUARANTY

                                February __, 2004


Congress Financial Corporation (Central),
  as Agent
150 S. Wacker Drive
Chicago, Illinois  60606

                  Re:      Guarantee

                  Please refer to (1) the Loan and Security Agreement dated as of August 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), among JII LLC, a Delaware limited liability company ("Borrower"), the lenders party thereto (the "Lenders") and Congress Financial Corporation (Central), as agent ("Agent") for the Lenders, and (2) the Guarantee dated August 16, 2001 (the "Guarantee") by the undersigned in favor of Agent. Pursuant to Amendment No. 5 to Loan Agreement dated as of the date hereof (the "Amendment") among Agent, the Lenders signatory thereto and Borrower, the Loan Agreement has been amended in accordance with the terms and conditions of the Amendment.

                  The undersigned hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

                                         DEFLECTO CANADA LTD.


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------

                            REAFFIRMATION OF GUARANTY

                                February __, 2004


Congress Financial Corporation (Central),
  as Agent
150 S. Wacker Drive
Chicago, Illinois  60606

                  Re:      Guarantee

                  Please refer to (1) the Loan and Security Agreement dated as of August 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), among JII LLC, a Delaware limited liability company ("Borrower"), the lenders party thereto (the "Lenders") and Congress Financial Corporation (Central), as agent ("Agent") for the Lenders, and (2) the Guarantee dated August 16, 2001 (the "Guarantee") by the undersigned in favor of Agent. Pursuant to Amendment No. 5 to Loan Agreement dated as of the date hereof (the "Amendment") among Agent, the Lenders signatory thereto and the Borrower, the Loan Agreement has been amended in accordance with the terms and conditions of the Amendment.

                  The undersigned hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

                                         INSTACHANGE DISPLAYS LIMITED


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------